                                  Exhibit 99.1

                             Joint Filer Information

Name of Joint Filer:               Vector Capital IV L.P.

Address of Joint Filer:            c/o Vector Capital Management, L.P.
                                   One Market Street, Steuart Tower, 23rd Floor
                                   San Francisco, CA 94105

Relationship of Joint
Filer to Issuer:                   10% Owner

Issuer Name and Ticker
or Trading Symbol:                 Tangoe, Inc. (TNGO)

Date of Event Requiring
Statement (Month/Day/Year):        11/13/2015

Designated Filer:                  Alexander Slusky

Signature:

Vector Capital IV L.P.
By: Vector Capital Partners IV, L.P., its General Partner
By: Vector Capital, L.L.C., its General Partner

/s/ David Baylor
-----------------------------------
Name:  David Baylor
Title: Chief Operating Officer
Date:  December 1, 2015

Name of Joint Filer:               Vector Capital Partners IV, L.P.

Address of Joint Filer:            c/o Vector Capital Management, L.P.
                                   One Market Street, Steuart Tower, 23rd Floor
                                   San Francisco, CA 94105

Relationship of Joint
Filer to Issuer:                   10% Owner

Issuer Name and Ticker
or Trading Symbol:                 Tangoe, Inc. (TNGO)

Date of Event Requiring
Statement (Month/Day/Year):        11/13/2015

Designated Filer:                  Alexander Slusky

Signature:

Vector Capital Partners IV, L.P.
By: Vector Capital, L.L.C., its General Partner

/s/ David Baylor
-----------------------------------
Name:  David Baylor
Title: Chief Operating Officer
Date:  December 1, 2015

Name of Joint Filer:               Vector Entrepreneur Fund III, L.P.

Address of Joint Filer:            c/o Vector Capital Management, L.P.
                                   One Market Street, Steuart Tower, 23rd Floor
                                   San Francisco, CA 94105

Relationship of Joint
Filer to Issuer:                   10% Owner

Issuer Name and Ticker
or Trading Symbol:                 Tangoe, Inc. (TNGO)

Date of Event Requiring
Statement (Month/Day/Year):        11/13/2015

Designated Filer:                  Alexander Slusky

Signature:

Vector Entrepreneur Fund III, L.P.
By: Vector Capital Partners III, L.P., its General Partner
By: Vector Capital, L.L.C., its General Partner

/s/ David Baylor
-----------------------------------
Name:  David Baylor
Title: Chief Operating Officer
Date:  December 1, 2015

Name of Joint Filer:               Vector Capital Partners III, L.P.

Address of Joint Filer:            c/o Vector Capital Management, L.P.
                                   One Market Street, Steuart Tower, 23rd Floor
                                   San Francisco, CA 94105

Relationship of Joint
Filer to Issuer:                   10% Owner

Issuer Name and Ticker
or Trading Symbol:                 Tangoe, Inc. (TNGO)

Date of Event Requiring
Statement (Month/Day/Year):        11/13/2015

Designated Filer:                  Alexander Slusky

Signature:

Vector Capital Partners III, L.P.
By: Vector Capital, L.L.C., its General Partner

/s/ David Baylor
-----------------------------------
Name:  David Baylor
Title: Chief Operating Officer
Date:  December 1, 2015

Name of Joint Filer:               Vector Capital, L.L.C.

Address of Joint Filer:            c/o Vector Capital Management, L.P.
                                   One Market Street, Steuart Tower, 23rd Floor
                                   San Francisco, CA 94105

Relationship of Joint
Filer to Issuer:                   10% Owner

Issuer Name and Ticker
or Trading Symbol:                 Tangoe, Inc. (TNGO)

Date of Event Requiring
Statement (Month/Day/Year):        11/13/2015

Designated Filer:                  Alexander Slusky

Signature:

Vector Capital, L.L.C.

/s/ David Baylor
-----------------------------------
Name:  David Baylor
Title: Chief Operating Officer
Date:  December 1, 2015

Name of Joint Filer:               Alexander Slusky

Address of Joint Filer:            c/o Vector Capital Management, L.P.
                                   One Market Street, Steuart Tower, 23rd Floor
                                   San Francisco, CA 94105

Relationship of Joint
Filer to Issuer:                   10% Owner

Issuer Name and Ticker
or Trading Symbol:                 Tangoe, Inc. (TNGO)

Date of Event Requiring
Statement (Month/Day/Year):        11/13/2015

Designated Filer:                  Alexander Slusky

Signature:

Alexander R. Slusky

/s/ Alexander R. Slusky
-----------------------------------
Name:  Alexander R. Slusky
Date:  December 1, 2015